Exhibit 99.1

NASDAQ: ECPG

JPMorgan

Small Cap Conference

March 10, 2005

CAUTIONARY NOTE A BOUT FORWARD -LOOKING STATEMENTS

Certain Statements in This Presentation Constitute “Forward-looking Statements” Within the
Meaning of the Private Securities Litigation Reform Act of 1995.  Such Statements Involve
Risks, Uncertainties and Other Factors Which May Cause Actual Results, Performance or
Achievements of the Company and Its Subsidiaries to Be Materially Different From Any Future
Results, Performance or Achievements Expressed or Implied by Such Forward-looking
Statements.  For a Discussion of These Factors, We Refer You to the Company’s Annual
Report on Form 10-K As of and for the Year Ended December 31, 2004.

In Light of the Significant Uncertainties Inherent in the Forward-looking Statements Included
Herein, the Inclusion of Such Information Should Not Be Regarded As a Representation by the
Company or by Any Other Person or Entity That the Objectives and Plans of the Company Will
Be Achieved.

ENCORE CAPITAL

50 year old purchaser and manager of consumer receivables portfolios

Unique business model

Excellent financial and operating results

Strong drivers for growth

INVESTMENT HIGHLIGHTS

Growth Industry

No barriers to entry - high barriers to long-term success

Demonstrated ability to buy right and collect well

Process company focused on debt collection

Innovations and analysis

Multiple collection channels reduces need to acquire new portfolios & increase outbound collection staff

New lower cost financing

Significant catalyst for pretax margin expansion and earnings growth

Highly seasoned and respected management team

COMPELLING FUNDAMENTALS

Source:  Federal Reserve Board, February 7, 2005 for Consumer Credit

               Federal Reserve Board, February 23, 2005 for Charge-Off Rates

$ in billions

Non-mortgage consumer debt and charge-off rates

Traditional consumer debt continues to grow

Other types of consumer receivables are beginning to be sold

                                Automobile deficiencies                           Telecom

                                Utilities                                                Medical

                                Health Club

BUSINESS DRIVERS

Buy Right

Collect Well

Manage Expenses

Challenge Everything

Demand Professional and Ethical Behavior

Encore’s COMPETITIVE ADVANTAGES

Consumer level analytics

Multiple collection strategies

Proprietary and dynamic account management
software

Account level valuation provides several competitive advantages

Buy Right

Note:  All purchases since mid-2000 through 12/31/04.

Provides ability to create
positively selected deals

Expands universe of sources to
include our competition

Applies to alternative paper types

Increases our flexibility to buy throughout
the universe of defaulted receivables

Month Since

Charge

-

off

Face Value

($ in Billions)

% of Total

Face Purch.

0

-

6

$

2.2

18%

7

-

12

$

1.0

9%

13

-

18

$

2.1

19%

19

-

24

$

0.8

8%

25

-

36

$

2.7

25%

37+

$

2.3

21%

Total

$

11.1

100%

Strong Collection Growth

* 1Q ’04 total includes $4 million sale of rewrite business

COLLECT WELL -   UNIQUE LIQUIDATION STRATEGIES

Continuous innovation is driving our collection growth

COLLECT WELL -   RESULTS

Collection innovation drives our performance improvement

($ in Thousands)

(Employees)

STRONG FINANCIAL R ESULTS & MOMENTUM

*Excludes one-time items.

*Pretax Income excludes one-time benefit and charges.

STRONG FINANCIAL R ESULTS & MOMENTUM

The real earnings power not yet realized

STRONG FINANCIAL RESULTS & MOMENTUM -
BALANCE SHEET IMPROVEMENT

ACTUAL RESULTS

Our returns are consistently strong.

36 months

24 months

12 months

6 months

106

$4.3 Billion

$1.9 Billion

$7.6 Billion

$ 9.7 Billion

Total Face Value

57

189

226

# of Portfolios

0.8x

1.4x

2.5x

3.4x

Our Average Monthly Collections per Employee are very favorable.

ECPG1

$26,863

Monthly Collections
per Avg. Total
Employees

$234,676

2004 YTD Gross
Collections (in thousands)

728

Average # of

Total Employees

Key Metric

1  Data from 10-K filing for the period ending December 31, 2004 (12-month period).

Strong Collections and Judicious Portfolio Buys Create Strong Turnover

ECPG1

1.21

Annualized Portfolio
Turnover

$234,676

Annualized Gross
Collections (in thousands)

$193,741

Total Inventory

(in thousands)

$103,374

Annualized Purchases

(in thousands)

$90,367

Portfolio BOY

(in thousands)

Key Metric

1  Data from 10-K filing for the period ending December 31, 2004 (12-month period).

$376,500

Implied Gross Collections to
Realize Book Value

(in thousands)

$19,556

Avg. Monthly Collections 2004

(in thousands)

ECPG1

19.3

Months Remaining to Amortize
Book

24%

YTD Amortization Rate

$90,367

Portfolio January 1, 2004

(in thousands)

Key Metric

1  Data from 10-K filing for the period ending December 31, 2004 (12-month period).

We Are Amortizing Our Portfolio Quickly

COMPETITIVE COMPARISON

Recent Vintages Are Consistently Strong

Ratio of Total Collections to Purchase Price by Year of Origin

1  Data from 10-K filings for the period ending December 31, 2004 (12-month period).

EXPERIENCED MANAGEMENT TEAM

Former CFO of Stellcom, Inc.; Former EVP and CFO of Telespectrum Worldwide Inc.; Former Partner
of M&A Services at Deloitte and Touche

Paul Grinberg

SVP Finance

Former Director of Service Strategy at Gateway, Inc.

Anna Hansen

SVP Collection Operations

Former VP of Decision Science for Associates Home Equity Division

Eric Von Dohlen
VP & Chief Credit Risk Officer

Former VP & CIO of West Capital; Former VP & CIO for Frederick’s of Hollywood and The Welk Group

John Treiman
SVP & CIO

Former VP and General Counsel of West Capital and Comstream Corp.

Robin R. Pruitt
SVP, General Counsel and Secretary

Former Director of Human Resources at Gateway, Inc.

Alison James
SVP, Human Resources

Former SVP of Operations of West Capital and First Data Resources; Former VP/Risk Operations of
Capital One

J. Brandon Black
President & COO

Former CFO of West Capital; Former CFO and Board Member of Bank One, Texas, N.A; Former
Controller of Great Western Financial Corp.

Barry R. Barkley
EVP & CFO

Former Chairman, President and CEO of West Capital; Former Chairman, President and CEO of MIP
Properties, Inc., a publicly traded REIT

Carl C. Gregory, III
Vice Chairman & CEO

Experience

Name/Position

Future Prospects

Growth Opportunities

Innovations and analysis

Significant reduction in effective
interest rate driven by new financing

Continued penetration of alternative
asset classes

Ample liquidity for complementary
acquisitions.

Challenges

Higher prices for purchased
receivables

Implementation of SOP 2003-03

Managing SOX 404 requirements

NASDAQ: ECPG

JP Morgan

Small Cap Conference

March 10, 2005